May 5, 2005 Supplement to Prospectus dated February 28, 2005
          ------------------------------------------------------------

                    Commonwealth International Series Trust:

                             On Behalf of its Funds

                             Commonwealth Japan Fund
                     Commonwealth Australia/New Zealand Fund
                            Commonwealth Global Fund
                    Commonwealth Real Estate Securities Fund

      The following information supplements certain information appearing in the prospectus of the above named portfolios of the Commonwealth International Series Trust.

      Under the section entitled "Buying and Selling Shares" found in the prospectus, the following information is amended as follows.

Investing By Wire

      For an initial investment sent by wire, you must first call 1-888-345-1898 to be assigned a Fund Account number. For payments sent by wire, the wiring instructions are:

      Japan Fund

               Fifth Third Bank
               ABA# 042000314
               Acct# 992-00407
               F/C: Commonwealth Japan Fund

      Australia/New Zealand Fund:

               Fifth Third Bank
               ABA# 042000314
               Acct# 992-00394
               F/C: Commonwealth Australia/New Zealand Fund

      Global Fund

               Fifth Third Bank
               ABA# 042000314
               Acct# 992-00386
               F/C: Commonwealth Global Fund

      Real Estate

               Fifth Third Bank
               ABA# 042000314
               Acct# 992-00415
               F/C: Commonwealth Real Estate

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Further, the following correction is made to footnote "*" of this table.

                           AUSTRALIA/NEW ZEALAND FUND

                           1 Year           5 Years           10 Years
                           ------           -------           --------

Return
Before Taxes               19.54%           12.22%            7.36%

Return After
Taxes on
Distribution               16.60%           11.42%            6.75%

Return After
Taxes on
Distribution and
Sale of Fund
Shares                     15.38%           10.29%            6.18%
-------------------------------------------------------------------------------

NZCI*                      49.19%           29.45%            17.61%
AS30**                     34.70%            n/a               n/a
NZSE50FG***                37.28%            n/a               n/a

      * The New Zealand Small Companies Index is a capitalization-weighted index (adjusted in US dollars)of all New Zealand equities including those on the New Zealand Stock Exchange 40 index and is not an investment product available for purchase.

      ** The Australian All Ordinaries Index (AAOI) is a capitalization-weighted index (adjusted in US dollars) comprised of the largest 500 Companies as measured by market capitalization that are listed on the Australian Stock Exchange.

      *** The New Zealand Exchange Limited 50 Free Float Total Return Index (adjusted in US dollars)is a modified market capitalization weighted index. The index consists of the top 50 companies by free-float adjusted market capitalization that are listed on the New Zealand Exchange Limited and is not an investment product available for purchase. The New Zealand Stock Exchange launched the new headline index, NZSX 50, to bring its primary benchmark index in line with international best practice, and to better reflect the performance and returns to shareholders, derived from investment in securities on the New Zealand Stock Exchange. The existing sector indices calculated by the New Zealand Stock Exchange will be discontinued and new sector indices based on global criteria (such as the Global Industry Classification System) will be introduced to allow comparability to overseas exchange. Because of these improvements in performance measurements, the fund will begin using the New Zealand Stock Exchange Limited 50 Free Float Total Return Index.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

PLEASE RETAIN THIS SUPPLEMENT AND KEEP IT WITH THE PROSPECTUS FOR FUTURE REFERENCE.